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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT 1934

       Date of Report (date of earliest event reported): November 14, 2006


                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

                0-29785                            84-0605867
        (Commission File Number)        (IRS Employer Identification No.)

                                485 NAN ZHI ROAD
                                DAO WAI DISTRICT
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                (Address of principal executive offices and zip)


                              011-86-451-8666-6601
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               (Registrant's telephone number including area code)


                               NO. 308 XUEFU ROAD
                                NANGANG DISTRICT
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   (Registrant's former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2006, American Oriental Bioengineering Inc. (the "Company"), issued a press release and hosted a conference call during which the Company's unaudited operating results for the third quarter of 2006 were discussed, and the Company provided guidance for the fourth quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1, and a transcript of the conference call is attached hereto as Exhibit 99.2.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press Release dated November 14, 2006 - American Oriental Bioengineering Inc. Reports Record Quarterly Revenue and Earnings and Provides Guidance for Fourth Quarter 2006-Revenues Increase 101.9% versus Last Year; Net Income Increases 103.5%; EPS increases 50% to $0.12

99.2              November 14, 2006 conference call transcript




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN ORIENTAL BIOENGINEERING INC.

                                        By: /s/ Yanchuan Li
                                            ------------------------------------
                                        Name:  Yanchuan Li
                                        Title: Chief Operating Officer and
                                               Acting Chief Financial Officer

Dated: November 20, 2006




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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press Release dated November 14, 2006 - American Oriental Bioengineering Inc. Reports Record Quarterly Revenue and Earnings and Provides Guidance for Fourth Quarter 2006-Revenues Increase 101.9% versus Last Year; Net Income Increases 103.5%; EPS increases 50% to $0.12

99.2              November 14, 2006 conference call transcript




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